--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) September 25, 1996

                       Advanta Mortgage Loan Trust 1996-3
           ----------------------------------------------------------
             (Exact name of registrant as specified in its charter)

           New York                   33-99510            Application Pending
----------------------------      ----------------       ---------------------
(State or Other Jurisdiction        (Commission            (I.R.S. Employer
      of Incorporation)             File Number)          Identification No.)

    c/o Advanta Mortgage Conduit                               92127
           Services, Inc.                                   ------------
     Attention: Milton Riseman                               (Zip Code)
     16875 West Bernardo Drive
       San Diego, California
       (Address of Principal
         Executive Offices)

        Registrant's telephone number, including area code (619) 674-1800

                                    No Change
--------------------------------------------------------------------------------
        (Former name or former address, if changed since last report)

--------------------------------------------------------------------------------

Item 2. Acquisition or Disposition of Assets

Description of the Certificates and the Mortgage Loans

            Advanta Mortgage Conduit Services, Inc. registered issuances of up to $638,000,000 principal amount of Mortgage Loan Asset-Backed Certificates on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by the Registration Statements on Form S-3 (Registration File No. 33-99510 (as amended, the "Registration Statement"). Pursuant to the Registration Statement, Advanta Mortgage Loan Trust 1996-3 (the "Registrant" or the "Trust") issued approximately $400,000,000 in aggregate principal amount of its Mortgage Loan Asset-Backed Certificates, Series 1996-3 (the "Certificates"), on September 25, 1996. This Current Report on Form 8-K is being filed to satisfy an undertaking to file copies of certain agreements executed in connection with the issuance of the Certificates, the forms of which were filed as Exhibits to the Registration Statements.

            The Certificates were issued pursuant to a Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") attached hereto as Exhibit 4.1, dated as of September 1, 1996, between Advanta Mortgage Conduit Services, Inc. (the "Company"), Advanta Mortgage Corp. USA, in its capacity as master servicer (the "Master Servicer"), Bankers Trust Company of California, N.A., in its capacity as Trustee (the "Trustee"). The Certificates consist of two registered classes, the Class A-1 and Class A-2 (collectively, the "Class A Certificates"), and the Class R Certificates (the "Class R Certificates" and, together with the Class A Certificates, the "Certificates"). The Certificates initially evidence, in the aggregate, 100% of the undivided beneficial ownership interests in the Trust.

            The assets of the Trust initially will include two investment pools (each, a "Mortgage Loan Group" or "Group") of closed-end mortgage loans (the "Mortgage Loans") secured by mortgages or deeds of trust (the "Mortgages") on one-to-four family residential properties. The Class A-1 Group I Certificates represent undivided ownership interests in a pool of fixed-rate Mortgage Loans secured by Mortgages which may be either in a first or in a junior lien position. The Class A-2 Group II Certificates represent undivided ownership interests in a group of variable rate Mortgage Loans secured by Mortgages in a first lien position.

            Interest distributions on the Class A Certificates are based on the Certificate Principal Balance thereof and the then applicable Pass-Through Rate thereof. The Pass-Through Rate is Variable Rate for the Class A-1 Certificates and the Class A-2 Certificates.

            The Class A-1 Certificates have an aggregate principal amount of $280,000,000. The Class A-2 Certificates have an aggregate principal amount of $120,000,000.


            As of the Closing Date, the Mortgage Loans possessed the characteristics described in the Prospectus dated September 6, 1996 and the Prospectus Supplement dated September 11, 1996 filed pursuant to Rule 424(b)(5) of the Act on September 19, 1996.

            Item 7. Financial Statements, Pro Forma
                    Financial Information and Exhibits.

(a) Not applicable

(b) Not applicable

(c) Exhibits:

            1.1 Underwriting Agreement, dated September 11, 1996 between Advanta Mortgage Conduit Services, Inc. and Morgan Stanley & Co. Incorporated, as representative of the Underwriters (the "Representative").

            4.1 Pooling and Servicing Agreement, dated as of September 1, 1996, between Advanta Mortgage Conduit Services, Inc., as sponsor, Advanta Mortgage Corp. USA, as master servicer, and Bankers Trust Company of California, N.A., as Trustee.

            4.2 Master Loan Transfer Agreement, dated as of February 15, 1995, between Advanta Mortgage Conduit Services, Inc., as sponsor, Advanta National Bank, USA, Advanta Mortgage Corp. Midatlantic, Advanta Mortgage Corp. Midatlantic II, Advanta Mortgage Corp. Midwest, Advanta Mortgage Corp. of New Jersey, Advanta Mortgage Corp. Northeast and Advanta Mortgage Corp. USA (collectively, the "Affiliated Originators"), and Bankers Trust Company, as trustee.

            4.3 Conveyance Agreement dated as of September 25, 1996 between the Affiliated Originators and Advanta Mortgage Conduit Services, Inc.

            4.4 Advanta Mortgage Holding Company Guaranty.

            4.5 Certificate Insurance Policy.

            24.1 Consent of KPMG Peat Marwick regarding financial statements of the Certificate Insurer and its reports.

            28.1 Indemnification Agreement dated as of September 1, 1996, between Advanta Mortgage Conduit Services, Inc., Morgan Stanley & Co. Incorporated and Financial Guaranty Insurance Company in connection with the Underwriting Agreement.

                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       ADVANTA MORTGAGE LOAN TRUST 1996-3

                                       By:  Advanta Mortgage Conduit Services,
                                            Inc., as Sponsor


                                            By: /s/ Mark Casale
                                            --------------------------
                                            Name:  Mark Casale
                                            Title:  Vice President


Dated:  October 4, 1996

                                  EXHIBIT INDEX

Exhibit No.     Description                                         Page No.
-----------     -----------                                         --------
    1.1         Underwriting Agreement, dated
                September 11, 1996 between Advanta
                Mortgage Conduit Services, Inc. and
                Morgan Stanley & Co. Incorporated.                     7

    4.1         Pooling and Servicing Agreement, dated
                as of September 1, 1996, between
                Advanta Mortgage Conduit Services,
                Inc., as sponsor, Advanta Mortgage
                Corp. USA, as master servicer, Bankers
                Trust Company of California, N.A., as
                Trustee.                                               51

    4.2         Master Loan Transfer Agreement, dated
                as of February 15, 1995, between
                Advanta Mortgage Conduit Services,
                Inc., as sponsor, Advanta National
                Bank, USA, Advanta Mortgage Corp.
                Midatlantic, Advanta Mortgage Corp.
                Midatlantic II, Advanta Mortgage Corp.
                Midwest, Advanta Mortgage Corp. of New
                Jersey, Advanta Mortgage Corp.
                Northeast and Advanta Mortgage Corp.
                USA (collectively, the "Affiliated
                Originators"), and Bankers Trust
                Company, as trustee.                                  185

    4.3         Conveyance Agreement dated as of
                September 25, 1996 between the
                Affiliated Originators and Advanta
                Mortgage Conduit Services, Inc.                       211

    4.4         Advanta Mortgage Holding Company
                Guaranty.                                             215

    4.5         Certificate Insurance Policy.                         219

   24.1         Consent of KPMG Peat Marwick regarding
                financial statements of the
                Certificate Insurer and its report.                   224

   28.1         Indemnification Agreement dated as of
                September 1, 1996, between Advanta
                Mortgage Conduit Services, Inc.,
                Morgan Stanley & Co. Incorporated and
                Financial Guaranty Insurance Company
                in connection with the Underwriting
                Agreement.                                            226